SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 28, 2002

STANDARD MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-20882	35-1773567

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10689 North Pennsylvania Avenue, Indianapolis, Indiana	46280

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code          (317) 574-6200

N/A

(Former name or former address, if changed since last report)

Item 5 — Other Events
Item 7 — Financial Statements and Exhibits.
SIGNATURES
PRESS RELEASE, DATED MAY 28, 2002

Item 5 – Other Events

     Standard Management Corporation is filing as Exhibit 99.1 to this Form 8-K a press release issued on May 28, 2002 announcing the execution of an agreement for the sale of its international operations.

Item 7 – Financial Statements and Exhibits.

(c)  Exhibits. The following exhibits are filed with this Report:

     99.1 — Press Release of Standard Management Corporation (May 28, 2002)

     The information contained in this Form 8-K, including Exhibit 99.1, contains forward-looking statements. Statements regarding Standard Management Corporation’s growth in earnings as well as statements about its financial and operational performance, future profitability, and their impact on 2002 and beyond are forward-looking statements and are not historical facts. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Standard Management’s SEC filings, including but not limited to our annual report on Form 10-K for the year ended December 31, 2001, and its other reports filed with the Securities and Exchange Commission. Standard Management Corporation disclaims any obligation or duty to update or correct any of its forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION

By:	/s/ Stephen M. Coons
Name: Stephen M. Coons Title: Executive Vice President and General Counsel

Dated: May 28, 2002

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